GAM FUNDS, INC.

                        SUPPLEMENT TO THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2005
                           AS PREVIOUSLY SUPPLEMENTED


                 BOARD REVIEW OF FUTURE OPERATIONS OF THE FUNDS

The Board of Directors of the Company (the "Board"), including the directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Company, the investment adviser (the "Adviser"), or the principal distributor (the "Independent Directors"), have determined that it is in the best interests of the Company that a review and evaluation of the future operations and strategic alternatives of each Fund be undertaken. In order to conduct this review, the Independent Directors have requested that the Adviser prepare and present for the Board's consideration a recommendation that will address, among other things, the current size of each Fund and prospects for asset growth of each Fund. The Board has asked that the report be presented by or at the next regularly scheduled meeting of the Board in May, so that it may evaluate and discuss this information to assess the future prospects of each Fund.

THE INFORMATION CONTAINED IN THIS SUPPLEMENT SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION OR ANY PREVIOUS SUPPLEMENT, AND SHOULD BE READ IN CONJUNCTION WITH THOSE DOCUMENTS. PLEASE BE SURE TO RETAIN ALL SUPPLEMENTS WITH YOUR PROSPECTUS.

Supplement dated: March 10, 2006